SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): November 30, 2000



                        CHANGE TECHNOLOGY PARTNERS, INC.
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               (Exact name of registrant as specified in charter)



          Delaware                   0-13347                    06-1582875
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       (State or other             (Commission               (IRS Employer
       jurisdiction of             File Number)              Identification No.)
       incorporation)



      537 Steamboat Road, Greenwich, Connecticut                   06830
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      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (203) 661-6942
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          (Former name or former address, if changed since last report)

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Item 2.           Acquisition or Disposition of Assets.

                  On November 30, 2000, eHotHouse Inc. ("eHotHouse"), a Delaware corporation and subsidiary of Change Technology Partners, Inc. ("Change Technology") and eHH Merger Inc. ("Merger Sub"), a Delaware corporation and wholly-owned subsidiary of eHotHouse, entered into an agreement and plan of merger (the "Agreement") with RAND Interactive Corporation ("RAND"), a Maryland corporation, and its shareholders, Todd Burgess, John Snow, David Kelley, Brobeck, Phleger & Harrison, LLP and Stephen A. Riddick (collectively, the "RAND Shareholders").

                  Pursuant to the Agreement, Merger Sub merged into RAND, with RAND being the surviving corporation. RAND became a wholly-owned subsidiary of eHotHouse. The RAND Shareholders received a merger consideration valued, in the aggregate, at approximately $1,950,000, and consisting of (A) $350,000 in cash,
(B) 300,000 shares of class A common stock of eHotHouse, par value $0.01 per share, and (C) 720,000 shares of class B common stock of eHotHouse, par value $0.01 per share, convertible into 720,000 shares of common stock of Change Technology. The merger consideration is based on the valuation of RAND's goodwill. eHotHouse used working capital to finance the cash portion of the merger consideration.

                  On November 30, 2000, eHotHouse, RAND and the RAND Shareholders entered into a stockholders agreement (the "Stockholders Agreement"), pursuant to which the RAND Shareholders have agreed to grant a right of first refusal to eHotHouse and its stockholders other than the RAND Shareholders. eHotHouse's stockholders other than the RAND Shareholders have agreed to grant a tag-along right to the RAND Shareholders, and will benefit from a drag along right, granted by the RAND Shareholders.

                  eHotHouse intends to continue to operate RAND the way it was operated before November 30, 2000 but will try to expand and integrate its business into eHotHouse's long term business strategy.

                  Todd Burgess, David Kelley and John Snow became Managing Directors of RAND, pursuant to employment contracts with RAND.


Item 7.           Financial Statements and Exhibits

                  (a) Financial statements of business acquired*

                  (b) Pro forma financial information*

                  (c) Exhibits


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                          Exhibit Number                  Description
                          --------------                  -----------

                               2.1 Form of Agreement and Plan of Merger among eHotHouse Inc., eHH Merger I, Inc., RAND
                                                 Interactive Corporation, and
                                                 Todd Burgess, David Kelley,
                                                 John Snow, Stephen Riddick and
                                                 Brobeck, Phleger and Harrison
                                                 LLP, dated November 30, 2000.

                               10.1 Form of Stockholders Agreement, among eHotHouse, Inc., Todd
                                                 Burgess, David Kelley, John
                                                 Snow, Stephen Riddick and
                                                 Brobeck, Phleger and Harrison
                                                 LLP, dated November 30, 2000.




               * to be filed by amendment, as soon as practicable.

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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHANGE TECHNOLOGY PARTNERS, INC.



Date: January 29, 2001                By: /s/ Matthew Ryan
                                          --------------------------------------
                                          Matthew Ryan
                                          President and Chief Executive Officer


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                                  Exhibit Index
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         Exhibit Number                            Description
         --------------                            -----------

             2.1 Form of Agreement and Plan of Merger among eHotHouse Inc., eHH Merger I, Inc., RAND Interactive Corporation, and Todd Burgess, David Kelley, John Snow, Stephen Riddick and Brobeck, Phleger and Harrison LLP, dated November 30, 2000.

             10.1 Form of Stockholders Agreement, among eHotHouse Inc., Todd Burgess, David Kelley, John Snow, Stephen Riddick and Brobeck, Phleger and Harrison LLP, dated November 30, 2000.